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(LOGO)                                      ALLIANCE MULTI-MARKET
                                                   STRATEGY TRUST
_________________________________________________________________

                                                    March 1, 1996


Supplement to Prospectus dated March 1, 1996 for Texas Investors

    Prospective Texas investors should note that the Fund may borrow monies representing approximately 25% of its total assets for leverage purposes, i.e., for the purpose of purchasing additional portfolio investments. Leveraging, which is usually considered to be a speculative investment technique, has advantages and disadvantages, both of which should be carefully evaluated by the investor.

    In this regard, the Fund's Adviser anticipates that the Fund's use of leverage will provide the Fund's shareholders with a potentially higher yield than if the Fund had not used leverage. Investors should note, however, the special risks associated with the use of borrowed funds to purchase investment securities, which could increase the volatility of the net asset value of the Fund's shares. Leveraging is discussed in more detail on page 34 of the Prospectus.

    Unlike certificates of deposit or money market fund shares, the Fund's net asset value will fluctuate and shares of the Fund may, when redeemed, be worth more or less than their original cost. The Fund is designed to have less fluctuation in net asset value than a longer-term bond fund.

(R): This registered mark used under license from the owner, Alliance Capital Management L.P.



















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